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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-KA

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) February 23, 2001


                                 MED/WASTE, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-22294                65-0297759
----------------------------     ---------------------     -------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
    of incorporation)                                      Identification No.)




          6175 N.W. 153rd Street, Suite 324, Miami Lakes, Florida 33014
          -------------------------------------------------------------
              (Address of principal executive office and Zip Code)

       Registrant's telephone number, including area code: (305) 819-8877



                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


                               Page 1 of 4 Pages
                            Exhibit Index on Page 3


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Item 4. Changes in Registrant's Certifying Accountant.

         (a)(1) On January 24, 2001, Med/Waste, Inc. (the "Company") dismissed Kane, Hoffman and Danner, P.A. ("Kane") as its independent certified public accountant.

Attached, as Exhibit 16 is a letter from Kane to the Securities and Exchange Commission relating to such dismissal.

Management and the Audit Committee of the Board of Directors has appropriately addressed and is in the process of resolving the internal control weaknesses for the year ended December 31, 2000 referred to by Kane.

Item 7. Financial Statements and Exhibits:

         Exhibit:  16.

         Letter from Kane, Hoffman and Danner, P.A.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MED/WASTE, INC., a Delaware corporation



DATE: February 23, 2001               By: /s/ George Mas
                                          --------------------------------------
                                          GEORGE MAS,
                                          Vice President/Chief Financial Officer





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